SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report - May 27, 2003
                         ------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of March 31, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-2)
             (Exact Name of Registrant as specified in its charter)



        Delaware                  333-81506-06                52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV-1, M-1, M-2, M-3 and B Certificateholders with respect to the May 27, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Senior Vice President and CFO


Dated:  May 28, 2003

                                                                         ANNEX A

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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                        Statement to Certificateholders
                                  May 27, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION IN DOLLARS
--------------------------------------------------------------------------------------------------------------------
            ORIGINAL      BEGINNING                                                                      ENDING
             FACE         PRINCIPAL                                                 REALIZED DEFERRED  PRINCIPAL
CLASS        VALUE         BALANCE        PRINCIPAL     INTEREST           TOTAL     LOSSES  INTEREST   BALANCE
--------------------------------------------------------------------------------------------------------------------
AF1     108,000,000.00  108,000,000.00  3,030,076.81    113,805.00     3,143,881.81   0.00    0.00    104,969,923.19
AF2      25,000,000.00   25,000,000.00          0.00     50,166.67        50,166.67   0.00    0.00     25,000,000.00
AF3      49,000,000.00   49,000,000.00          0.00    121,520.00       121,520.00   0.00    0.00     49,000,000.00
AF4      23,000,000.00   23,000,000.00          0.00     78,602.50        78,602.50   0.00    0.00     23,000,000.00
AF5      17,847,000.00   17,847,000.00          0.00     74,734.31        74,734.31   0.00    0.00     17,847,000.00
AV1     198,338,000.00  198,338,000.00  1,235,731.23    240,236.90     1,475,968.13   0.00    0.00    197,102,268.77
M1       32,592,000.00   32,592,000.00          0.00    137,158.00       137,158.00   0.00    0.00     32,592,000.00
M2       26,324,000.00   26,324,000.00          0.00    124,117.66       124,117.66   0.00    0.00     26,324,000.00
M3       11,282,000.00   11,282,000.00          0.00     62,060.40        62,060.40   0.00    0.00     11,282,000.00
B        10,027,000.00   10,027,000.00          0.00     30,569.82        30,569.82   0.00    0.00     10,027,000.00
R                 0.00            0.00          0.00          0.00             0.00   0.00    0.00              0.00
--------------------------------------------------------------------------------------------------------------------
TOTALS  501,410,000.00  501,410,000.00  4,265,808.04  1,032,971.26     5,298,779.30   0.00    0.00    497,144,191.96
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
X       501,410,888.52  501,410,888.52          0.00          0.24             0.24   0.00    0.00    499,237,355.28
--------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------

AF1     294751CB6   1,000.00000000  28.05626676   1.05375000  29.11001676     971.94373324      AF1     1.405000 %
AF2     294751CC4   1,000.00000000   0.00000000   2.00666680   2.00666680   1,000.00000000      AF2     2.408000 %
AF3     294751CD2   1,000.00000000   0.00000000   2.48000000   2.48000000   1,000.00000000      AF3     2.976000 %
AF4     294751CE0   1,000.00000000   0.00000000   3.41750000   3.41750000   1,000.00000000      AF4     4.101000 %
AF5     294751CF7   1,000.00000000   0.00000000   4.18749986   4.18749986   1,000.00000000      AF5     5.025000 %
AV1     294751CG5   1,000.00000000   6.23043103   1.21124999   7.44168102     993.76956897      AV1     1.615000 %
M1      294751CH3   1,000.00000000   0.00000000   4.20833333   4.20833333   1,000.00000000      M1      5.050000 %
M2      294751CJ9   1,000.00000000   0.00000000   4.71500000   4.71500000   1,000.00000000      M2      5.658000 %
M3      294751CK6   1,000.00000000   0.00000000   5.50083319   5.50083319   1,000.00000000      M3      6.601000 %
B       294751CL4   1,000.00000000   0.00000000   3.04875037   3.04875037   1,000.00000000      B       4.065000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS              1,000.00000000   8.50762458   2.06013295  10.56775752     991.49237542
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A   1,000.00000000   0.00000000   0.00000048   0.00000048     995.66516546      X       0.000000 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Peggy L Remy
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor
                            New York, New York 10004
                   Tel: (212) 623-4483 / Fax: (212) 623-5930
                        Email: Peggy.l.remy@jpmorgan.com
--------------------------------------------------------------------------------

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                  May 27, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           279,798.57
                                Group I Curtailments                   20,441.87
                                Group I Prepayments                 1,243,657.60
                                Group I Liquidation Proceeds                0.00

                                Group II Scheduled Principal          141,218.74
                                Group II Curtailments                   6,702.77
                                Group II Prepayments                  481,713.69
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount 2,092,274.80

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          113,805.00
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2           50,166.67
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          121,520.00
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           78,602.50
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AF-5           74,734.31
                                Unpaid Interest - AF-5                      0.00
                                Remaining Unpaid Interest - AF-5            0.00

                                Interest Distribution - AV-1          240,236.90
                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

                                Interest Distribution - M-1           137,158.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

                                Interest Distribution - M-2           124,117.66
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                  May 27, 2003
--------------------------------------------------------------------------------

                                Interest Distribution - M-3            62,060.40
                                Unpaid Interest - M-3                       0.00
                                Remaining Unpaid Interest - M-3             0.00

                                Interest Distribution - B              30,569.82
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AF-5 Available Funds Shortfall        0.00
                                Class AV-1 Available Funds Shortfall        0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    303,196,923.96
                                Group I Ending Pool Balance       301,653,025.92
                                Group II Beginning Pool Balance   198,338,835.35
                                Group II Ending Pool Balance      197,709,200.15
                                Total Beginning Pool Balance      501,535,759.31
                                Total Ending Pool Balance         499,362,226.07

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 126,332.05
                                Group II Servicing Fee                 82,641.18

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included in
                                  Current Distribution                141,569.17
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Aggregate Amount of Advances
                                  Outstanding                         141,569.17
                                Group II Delinquency Advances Included
                                  in Current Distribution             141,245.95
                                Group II Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II Aggregate Amount of Advances
                                  Outstanding                         141,245.95

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                  May 27, 2003
--------------------------------------------------------------------------------

Section 4.03(a)(ix) A   Group I and Group II Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      211      21,186,971.15          7.02 %
                        31-60 days       18       1,507,329.37          0.50 %
                        61-90 days        1         125,835.44          0.04 %
                         91+days          0               0.00          0.00 %
                          Total         230      22,820,135.96          7.56 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       124     15,762,426.44          7.97 %
                        31-60 days        11      1,134,389.03          0.57 %
                        61-90 days         0              0.00          0.00 %
                          91+days          0              0.00          0.00 %
                          Total          135     16,896,815.47          8.54 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure


                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II REO Loans          0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,444,636.15
                                Group II Three Largest Loans        1,265,014.57

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                  May 27, 2003
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                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class B Net WAC Cap Carryover Amounts Due 0.00 Class B Net WAC Cap Carryover Amounts Paid 0.00 Class B Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance of
                                  Balloon Loans                             0.00
                                Group II Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),      Realized Losses
(xxii)
                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II Current Period Realized Losses     0.00
                                Group II Cumulative Realized Losses         0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund
                                  For Distribution                          0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      8.06
                                Group II Weighted Average Mortgage Rate     7.89

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of
                          Outstanding Loans

                                Group I Weighted Average Remaining Term   291.00
                                Group II Weighted Average Remaining Term  358.00

Sec. 4.03 (a)(xx),      Overcollateralization Amounts
(xxi),(xxiii)
                                Overcollateralization Amount        2,218,034.11
                                Overcollateralization Target
                                  Amount                           20,061,430.37
                                Overcollateralization Release
                                  Amount                                    0.00
                                Overcollateralization Deficiency
                                  Amount                           17,843,396.26

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-2
                                  May 27, 2003
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and
                                  is continuing?                              NO
                                Cumulative Realized Losses as a
                                  percentage of  the Original Pool
                                  Balance                                 0.00 %

                                Senior Enhancement Percentage            16.09 %
                                Senior Specified Enhancement Percentage  40.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             0.03 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under
                          Yield Maintenance Agreement                       0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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